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                                                                    EXHIBIT 23.2


                     [LETTERHEAD OF KPMG PEAT MARWICK LLP]



                         Independent Auditors' Consent
                         -----------------------------



The Board of Directors
Norwest Corporation:

We consent to the use of our report dated January 15, 1998 incorporated herein by reference and to the reference to our firm under the heading "EXPERTS" in the prospectus.


                                            /s/ KPMG Peat Marwick LLP



Minneapolis, Minnesota
September 28, 1998